UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                         April 3, 2006 (March 31, 2006)

                           HEMISPHERX BIOPHARMA, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                   0-27072                     52-0845822
  (state or other juris-          (Commission                (I.R.S. Employer
 diction of incorporation)        File Number)             (Identification No.)

        1617 JFK Boulevard, Philadelphia, Pennsylvania           19103
           (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (215) 988-0080

           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

During the preparation of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2005, after discussions with the audit committee and BDO Seidman, LLP, the Company's Independent Registered Public Accounting Firm, and after doing additional analysis on guidelines set forth in EITF 00-27:
Application of Issue No. 98-5 to Certain Convertible Instruments, it was determined that an incorrect accounting principle was applied to certain Debentures and Warrants issued between March 2003 and August 2005, which impacted the Company's financial statements between March 2003 and September 2005, specifically, the initial recording of the embedded conversion feature of the Debentures and the related fair value of related warrants as well as certain Debenture and Warrant price resets.

All of the above issues relate to accounting for convertible debt, additional paid-in capital and related non-cash financing charges. These non-cash charges do not affect the Company's revenues, cash flows from past or future operations, or its liquidity.

After discussions with the audit committee and BDO Seidman, LLP, the Company's Independent Registered Public Accounting Firm, the Audit Committee agreed with management's recommendations and concluded that the previously issued financial statements included in the Forms 10-Q and Forms 10-K for the periods ended from March 31, 2003 to December 31, 2005, should not be relied upon.

The Company has filed its Form 10-K for the year ended December 31, 2005 (the "Report") without audited financial statements. The anticipated restatements of the Company's financial statements for the years ended December 31, 2003 and 2004 are contained therein. As audited financial statements are not contained in the Report, the Report does not satisfy all requirements under the Securities Exchange Act and, therefore, is deficient. Based on representations from BDO Seidman, LLP, the Company anticipates that it will file an amendment to the Report containing audited financial statements within the next 30 days and file it's Forms 10-Q for the quarters ended March 31, 2005 and 2004, June 30, 2005 and 2004 and September 30, 2005 and 2004 as soon as practicable thereafter.

Section 9 - Financial Statements and Exhibits Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

The following Exhibit is filed as part of this report:

Exhibit No.                Description
99.1                       Press Release dated April 3, 2006


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      HEMISPHERX BIOPHARMA, INC.


March 31, 2006                              By:/s/ William A. Carter M.D.
                                               --------------------------
                                               William A. Carter M.D., President